Exhibit 10.1

Confidential Treatment Requested by Tesla Motors, Inc.

Amendment to Gigafactory General Terms

This amendment (“Amendment”) is entered into effective as of December 1, 2015 (the “Effective Date”), by and between Tesla Motors, Inc. (“Tesla”), on the one hand, and Panasonic Corporation and Panasonic Energy Corporation of North America (collectively, “Panasonic”), on the other hand (Tesla and Panasonic are referred to collectively herein as the “Parties”) in connection with the General Terms and Conditions dated October 1, 2014, by and between the Parties (the “General Terms”) and the Production Pricing Agreement dated September 30, 2014, by and between the Parties (the “Pricing Agreement”).  Terms used herein with initial capitalization have the meanings specified where used or in the General Terms.  In consideration of the mutual promises and mutual covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree to amend the General Terms as follows:

1.	Section 6.4 (Debarment) of the General Terms is amended and restated in its entirety as follows:

6.4  Debarment.  During the Term, Seller represents and warrants that: (a) it (and its Affiliates) shall not be debarred, suspended, excluded or disqualified from doing business with the United States Government or listed on the Excluded Parties List System maintained by the General Services Administration of the United States Government (found at www.epls.gov); (b) Seller and, unless Seller is a listed entity in a stock exchange market in the US or Japan (or any country with similar listing requirements), each person or entity owning an interest in Seller shall not be at any time during the term of the Contract, and each has never been, a Person with which U.S. Persons are prohibited from transacting business of the type contemplated by the Contract or with which U.S. Persons must either limit their interactions to types approved by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”), whether by Law, executive order, trade embargo, economic sanction, lists published by OFAC, or otherwise (such Persons are “Specially Designated Nationals and Blocked Persons”); (c) none of the funds or other assets of Seller constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person; (d) unless Seller is a listed entity in a stock exchange market in the US or Japan (or any country with similar listing requirements), no Embargoed Person has any interest of any nature, direct or indirect, in Seller; (e) none of the funds of Seller have been derived from any unlawful activity with the result that either business with Seller is prohibited by Law or the Contract is in violation of Law; (f) Seller has implemented procedures, and will consistently apply those procedures, to ensure, using best efforts, the foregoing representations and warranties remain true and correct at all times; (g) Seller will not use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Tesla under these General Terms, the Factory Lease, or any Contract Document, and shall take such measures as are necessary to ensure that any funds used to pay amounts due to Tesla hereunder are derived (i) from transactions that do not violate United States Law and, to the extent such funds originate outside the United States, do not violate the Laws of the jurisdiction in which they originated, and (ii) from permissible sources under United States Law and, to the extent such funds originate outside the United States, under the Laws of the jurisdiction in which they originated; and (h) Seller: (i) is not under investigation by any governmental authority for, nor has it been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of any Anti-Money Laundering Laws; (ii) has not been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has not had any of its funds seized or forfeited in any action under any Anti Money Laundering Laws.  Seller agrees to immediately notify Tesla in writing in the event Seller breaches any of the preceding representations and warranties or has reason to

Amendment to Gigafactory General Terms	Page 1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

believe that it will become in breach of any of the preceding representations and warranties.  A breach of any representation or warranty under this Section shall be deemed a Default under the Contract for which Tesla may immediately terminate the Contract without being required to provide notice or permit Seller to cure such Default.

2.	Section 11.1(a) (Factory Lease) of the General Terms is amended and restated in its entirety as follows:

(a)  Tesla shall, at its cost and expense and as a Tesla Responsibility, procure the land and construct buildings thereon to be used as the Factory.  Upon completion of construction of the Factory, the Parties shall negotiate in good faith, finalize and sign a lease setting forth the terms and conditions of Seller’s lease rights at the Factory (the “Factory Lease”).  The Factory Lease shall: (i) provide that Tesla will provide Seller with sufficient space and utilities for Seller to enable to perform its obligations under these General Terms and the Contract(s); (ii) specify [***] pursuant to the Pricing Agreement; (iii) [***]; (iv) specify that [***], unless otherwise provided in this General Terms; (v) describe the area(s) leased to Seller to be used for Seller’s manufacturing of Goods at the Factory; (vi) define each Party’s financial and other responsibilities for utilities (e.g. gas, electric, water and treatment of waste water); (vii) specify that the Factory Lease will be subject to any restrictions generally applicable to the Factory and/or Tesla’s real property; (viii) allocate responsibility between the Parties for environmental aspects of the Utilities (defined below); and (ix) include terms and conditions consistent with those set forth in this Section 11 and in the Pricing Agreement.  If Tesla does not tender possession of the Premises (as that term is defined in the Factory Lease) to Seller on or prior to the Commencement Date (as that term is defined in the Factory Lease), Seller may terminate these General Terms and the remaining portion(s) of any Contract and the Factory Lease without any liability whatsoever to Tesla.  The Parties may extend the Commencement Date by mutual written agreement.

3.	A new Section 11.1(g) is added to the General Terms as follows:

(g)The terms and conditions of Seller’s lease at the Factory (the “Factory Lease”) are attached as Exhibit 2 – Factory Lease to these General Terms.

4.	Section 11.3 (Extension of Lease) of the General Terms is deleted and replaced in its entirety as follows:
11.3	Extension of Lease. Following expiration or termination of these General Terms, Seller shall be entitled to extend the duration of the Factory Lease as follows:
(a)

If Tesla terminates these General Terms for Seller’s Default or the Factory Lease for Tenant’s Lease Default, Seller may continue its lease rights for [***].  Seller shall [***] in accordance with the Factory Lease [***] and Seller shall [***].

(b)

If (i) these General Terms expire; or (ii) in the event of a termination of these General Terms and/or the Factory Lease for force majeure by either Party or termination for a Change of Control Event affecting the other Party, Seller may continue its lease rights for the longer of the remaining Lease Term (if applicable) or [***].  Seller shall [***] in accordance with the Factory Lease [***] and the Parties shall negotiate in good faith a potential extension of the Factory Lease.  In case of termination for force majeure or for Change of Control by either Party, Tesla shall be responsible for [***]; provided, however, that Tesla will have sole financial responsibility with respect to any Tesla-Supplied Items and/or Utilities which were installed by Tesla (including the construction activities for which Tesla is solely responsible pursuant to the mutually-agreed matrix described in Section 11.1(c)).  The Parties shall also, in connection with any such expiration or termination, discuss in good faith [***]. In the case of expiration (but not in case of termination for force majeure or for Change of Control), Tesla acknowledges that it will be responsible for [***] provided that (i) Seller has used best efforts to [***], (ii) [***] are mutually agreed in writing and in advance; provided, however, that such Tesla’s approval shall not be unreasonably withheld, delayed or conditioned, and (iii) Tesla shall not be responsible for any such [***].  Tesla will provide an estimated cost or profit for [***], and Seller will

Amendment to Gigafactory General Terms	Page 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

determine whether to [***].  Seller shall have financial responsibility for [***] if it chooses to [***]; provided, however, that Tesla shall pay Seller [***].  If Seller chooses to [***], Seller shall not be obligated to [***].  If Seller chooses to [***], Tesla shall bear [***], and if [***], Tesla will [***].  If Seller fails to [***], Seller will be deemed to have [***] and Tesla will [***] in its sole discretion and at Tesla’s sole expense or profit.  For avoidance of doubt, Seller shall have no liability for Tesla’s failure to [***] in connection with any such [***].  In no event shall Tesla sell, lease, assign or otherwise transfer such Seller’s Property to any third party other than for [***].  Except as set forth in this paragraph, each Party shall be responsible for its own costs and expenses related to such expiration or termination.

(c)

If Seller terminates these General Terms for Tesla’s Default or the Factory Lease for Tesla’s Lease Default, Seller may: (i) elect to continue its lease rights for [***] without [***] and Seller may [***] and, if applicable, [***]; and (ii) [***] the following [***], which will be considered [***] for purposes of Section 12.1(f) to these General Terms: [***].

(d)

If Seller terminates these General Terms and the Contract(s) due to a Change of Control Event with respect to Tesla, Seller may, in its sole discretion and in addition to the remedies contemplated in Section 11.3(b), choose to continue its lease rights for [***].

5.	Section 13.3(a) (Termination) of the General Terms is amended and restated in its entirety as follows:

(a)  if the other Party breaches a material obligation under these General Terms, the Factory Lease, and/or the Contract and fails to cure the breach within [***] days after receipt of notice of such breach expressly stating the non-breaching Party’s intent to terminate (“Notice of Termination”) or, if the breach cannot reasonably be cured within such [***]-day period, [***] days after receipt of Notice of Termination;

6.	A new Section 13.3(f) (Termination) of the General Terms is added as follows:

(f)  Subject to [***] of these General Terms, [***].

7.	Section 16.17 (Defined Terms) is amended to include the following as new subsections:

(bb)  “Anti-Money Laundering Laws” shall mean all applicable Laws that: (a) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotics dealers or otherwise engaged in activities contrary to the interests of the United States; (c) require identification and documentation of the parties with whom a Financial Institution conducts business; or (d) are designed to disrupt the flow of funds to terrorist organizations.  Such Laws, regulations and sanctions shall be deemed to include, without limitation, the USA PATRIOT Act of 2001, Pub. L. No. 107-56, the Bank Secrecy Act of 1970, as amended, 31 U.S.C. Section 5311 et seq., the Trading with the Enemy Act, 50 U.S.C. App. Section 1 et seq., the International Emergency Economic Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by the OFAC, as well as Laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957.

(cc)  “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. Law, including any Anti-Money Laundering Laws and any Executive Orders or regulations promulgated thereunder, with the result that either business with Seller is prohibited by Law or the Contract is in violation of Law.

8.	The attachment hereto entitled, “Exhibit 2 – Factory Lease,” shall be added as Exhibit 2 to the General Terms and become an integral part thereof.

Amendment to Gigafactory General Terms	Page 3

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

9.	The following Section in the General Terms shall be amended and restated as follows:

Section	Text
12.1(f)(vi)

“amounts for which a Party is expressly responsible pursuant to these General Terms (including Sections 2.4 (Tesla Responsibilities), 11.3 (Extension of Lease), and 13.4 (Obligations Upon Termination), the then-current Pricing Agreement, the Factory Lease, and/or each Contract;”

10.	A new Section 1(e) is added to the Pricing Agreement as follows:

(e)  As a Tesla Responsibility and during the Term, Tesla shall hold a safety stock consisting of [***], the “Safety Stock”). Tesla may use the Safety Stock to accommodate fluctuations in Tesla’s actual requirements, to mitigate potential damages resulting from Seller’s failure or inability to deliver Goods in accordance with the Contract, and for other reasons as determined by Tesla from time to time.  [***].

11.

This Amendment, together with the General Terms and all documents referenced or incorporated therein, constitutes the entire agreement between the Parties and supersedes all prior agreements and understandings, both oral and written, between the Parties.  This Amendment may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument.

[Remainder of page is intentionally left blank]

Amendment to Gigafactory General Terms	Page 4

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

IN WITNESS WHEREOF, the Parties have executed this Amendment by persons duly authorized below:

Tesla Motors, Inc.		Panasonic Corporation
By:	/s/ Jeffrey B. Straubel	By:	/s/ Kenji Tamura
Printed:	Jeffrey B. Straubel	Printed:	Kenji Tamura
Title:	CTO & Co-Founder	Title:	Vice President, AIS Company
Date:	March 1, 2016	Date:	February 23, 2016

Panasonic Energy Corporation
of North America
		By:	/s/ Masayuki Kitabayashi
		Printed:	Masayuki Kitabayashi
		Title:	President
		Date:	January 19, 2016

Confidential Treatment Requested by Tesla Motors, Inc.

Exhibit 2 – Factory Lease

This Factory Lease (“Lease”) is entered into effective as of December 1, 2015 (the “Effective Date”) by and between Tesla Motors, Inc., a Delaware corporation located at 3500 Deer Creek Road, Palo Alto, California 94304 (“Tesla”), on the one hand, and Panasonic Energy Corporation of North America (“Tenant”), on the other hand, with reference to the General Terms and Conditions entered into effective as of October 1, 2014 (“General Terms”) and the Production Pricing Agreement dated September 30, 2014 (“Pricing Agreement”), each by and between Tesla, Panasonic Corporation (“Panasonic”) and Tenant.  Terms used herein with initial capitalization have the meanings given where used, or in Section 13.19 hereof, in the General Terms, or in the Pricing Agreement.

Basic Information

Factory:	The manufacturing facility owned by Tesla in Storey County, Nevada, as depicted in Appendix A-1, located at Electric Ave, Sparks, NV 89434.
Land:	The real property on which the Factory is located, as described in Appendix A-1.
Premises:	The portion of the Factory leased to Tenant hereunder, as more specifically set forth in Appendix A-2.
Commencement Date:	December 1, 2015
Production Date:	The date that Tenant begins to produce Goods in the Premises for the Purpose, which is currently forecast to occur on or around [***].
Expiration Date:	As set forth in Section 11.1 below.
[***]	[***]
Purpose:	The manufacture, supply, and support of lithium-ion battery cells.

The Parties have executed this Lease by persons duly authorized below:

Tesla Motors, Inc.		Panasonic Energy Corporation of North America
By:	/s/ Jeffrey B. Straubel	By:	/s/ Masayuki Kitabayashi
Printed:	Jeffrey B. Straubel	Printed:	Masayuki Kitabayashi
Title:	CTO & Co-Founder	Title:	President
Date:	March 1, 2016	Date:	January 19, 2016

Factory Lease	Page 1 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Whereas, Tesla, Panasonic and Tenant have entered into the General Terms, the Pricing Agreement, and certain other agreements with respect to the Purpose (collectively, the “Commercial Agreements”), which Commercial Agreements contemplate that Panasonic and/or its Affiliates, including without limitation Tenant, will perform the Purpose; and

Whereas, Tesla has purchased the Land, is currently constructing a manufacturing facility on the Land, and intends to provide to Tenant sufficient space and utilities at such facility for the Purpose;

Now, therefore, the Parties agree as follows:

1.Lease Rights and Obligations.

1.1Grant of Lease.

(a)

Tesla leases to Tenant, and Tenant takes from Tesla, the Premises, to have and to hold for the Lease Term, subject to any superior liens or encumbrances and subject to the terms of this Lease and reserving and excepting to Tesla the roof and provided that this Lease confers no rights either with regard to the subsurface of the Land below the ground level of the building or with regard to airspace above the roof of the Factory. Tenant’s rights under this Lease include an exclusive right to use the Premises and a non-exclusive right to use all parking and other areas and all easements and rights benefiting the Premises. Tenant and its employees and business invitees shall be entitled to the non-exclusive use of the Common Areas during the Lease Term, in common with Tesla and with other persons authorized by Tesla from time to time to use the Common Areas. Tesla shall tender possession of the Premises to Tenant in its “as-is” condition as of the Commencement Date and, as a Tesla Responsibility, cause the Premises, the portions of the Factory pertinent to the Premises (including, without limitation, the Common Areas)  and the corresponding exterior portions of the Factory (including the parking areas and the driveways, alleys, landscape and grounds surrounding such portions of the Factory) to be in compliance with all applicable Laws as of the Production Date and during the Lease Term (except to the extent of Tenant’s obligations with respect to the Premises).

(b)

The Parties shall discuss in good faith the general configuration of the Premises within the Factory as required for Tenant to accomplish the Purpose.  On or after the Commencement Date: (i) Tenant may access the Premises for (A) planning, measurement, construction and installation of improvements, fixtures, and customizations to the Premises including Factory Systems (collectively, the “Tenant Improvements”) which are approved in writing by Tesla from time to time and required for Tenant to accomplish the Purpose, such approval to not unreasonably be withheld, delayed or conditioned, and (B) delivery, installation, and preparation of inventory and equipment as required for Tenant to accomplish the Purpose; and (ii) (A) Tesla will provide reasonable, temporary restroom facilities for Tenant’s agents, contractors and employees; and (B) Tesla will provide without charge reasonable space for temporary parking facilities for Tenant’s contractors and/or subcontractors for planning, measurement, construction and installation of Tenant Improvements and/or Tenant’s Property to the Premises, on the Land and/or within the Factory.  Tenant may, subject to Tesla’s reasonable safety instructions and policies, also access the Premises at no cost and expense to Tenant after the Effective Date but before the Commencement Date (the “Pre-Commencement Date”), from time to time upon Tesla’s prior consent (which shall not be unreasonably withheld, delayed or conditioned) for the purpose of planning, measurement and other necessary preparation for Tenant Improvements and/or other Tenant’s Property.  Tenant shall complete and maintain all Tenant Improvements in a professional and workmanlike manner with reasonable quality materials.

(c)	Tenant acknowledges that this Lease and all rights granted hereunder are subject to any and all restrictions generally applicable to the Factory and/or the Land, including the CCR Rules.
(d)	Notwithstanding anything to the contrary, Tesla shall not, during the Lease Term, lease the Premises to Tesla’s Affiliates or any other third party without Tenant’s prior written consent.

Factory Lease	Page 2 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(e)

During the Lease Term, Tenant shall: (i) maintain a valid business license in the State of Nevada and all Permits required by the county, city, and/or town in which the Factory is located; and (ii) maintain the Premises as its primary place of business for the Purpose.

1.2Use.  During the Lease Term, Tenant shall: (a) use and occupy the Premises solely for the Purpose and for no other purpose whatsoever, unless otherwise agreed in writing by Tesla; (b) not use the Premises in any manner that is disreputable, creates extraordinary fire or other hazards (with reference to the Purpose), or results in an increased rate of insurance on the Factory or its contents (with reference to the Purpose); and (c) subject to Section 9.2, cause the Premises to comply with all applicable Laws (for avoidance of doubt, this obligation does not extend to areas of the Land or Factory outside the Premises, except to the extent such areas are or become under Tenant’s control).  Tenant may have access to the Premises 24 hours per day, 7 days per week.  The Parties shall discuss in good faith and sign a mutually-agreed matrix to describe each Party’s responsibility during the Lease Term for certain operational activities and/or maintenance in or around the Premises and/or Factory (hereinafter referred to as the “Responsibilities Matrix”).

1.3Utilities.

(a)

Factory Utilities.  Tesla shall, as a Tesla Responsibility, install, configure, maintain in good working order, and furnish the utilities and services to the Premises identified in Appendix B (including installation, hook-up, delivery, and repair) (collectively, the “Factory Utilities”).  Tesla may monitor Tenant’s use of the Factory Utilities, and Tenant shall [***] pursuant to [***] of the General Terms, which is hereby incorporated by reference into, and forms an integral part of, this Lease provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.  The Parties shall discuss Tenant’s use of the Factory Utilities in good faith as requested by Tesla, and the Parties shall discuss in good faith any requests by Tenant that Tesla assume responsibility for additional utilities and services to the Premises.

(b)

Tenant Utilities.  Tenant shall, at its expense, install, configure, maintain, and/or procure the utilities and services to be solely used by Tenant and required for Tenant to accomplish the Purpose as reasonably determined by Tenant (collectively, “Tenant Utilities”).  As of the date of this Agreement, the Tenant Utilities shall be the utilities and services set forth in Appendix B as the Tenant Utilities.  Tesla will use Commercially Reasonable Efforts not to interfere with Tenant’s use of Tenant Utilities. Tesla shall not be responsible for providing any Tenant Utilities to Tenant.  Tesla shall not be liable to Tenant for any interruption or failure of service of any Tenant Utilities to the Premises from any cause whatsoever, except to the extent of Tesla’s gross negligence or willful misconduct, nor shall such interruption or failure constitute a constructive eviction or [***] or affect the obligations of Tenant under this Lease or the General Terms in any other way whatsoever.  If Tesla and/or any of its other tenants at the Factory desire to use any portion of the Tenant Utilities, the Parties shall discuss in good faith the terms and conditions of the use, including but not limited to Tenant’s charges for such use.

1.4Maintenance and Repairs.

(a)

Tesla Responsibilities.  During the Lease Term and as a Tesla Responsibility at no cost and expense to Tenant, Tesla will maintain, repair and, as necessary, replace: (i) the structure of the Factory (including the structural elements of the roof, the roof membrane, the slab, the foundation, structural elements of the Factory (e.g. column, beam), and exterior walls of the Factory); and (ii) all portions of the Premises and/or Factory not required to be maintained by Tenant under this Lease including the exterior portions of the Premises (e.g. the parking areas and the driveways, alleys, landscape and grounds surrounding the Factory), the Common Areas, Factory Systems not installed by Tenant, and Factory Systems installed by Tenant for which Tesla is responsible for maintenance, repairs and/or replacement, if any and as agreed in writing by the Parties.  The Tesla Responsibilities include, without limitation, the following aspects of the Premises: utility lines serving the Premises inside the Premises; floor coverings; lighting; wiring; electrical; plumbing; HVAC ducts and related equipment; all locks and closing devices; all trade fixtures

Factory Lease	Page 3 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

and similar equipment; plate glass, all window sash, casement or frames, window cases, window frames, security grilles or similar enclosures; doors and door frames; Factory Systems as agreed in the Responsibilities Matrix (which may include fire alarms, sprinkler systems for fire, fire proof doors; general air conditioning systems); and all items of repair, maintenance and improvement or reconstruction as may at any time or from time to time be required with respect to the Premises by any governmental agency having jurisdiction.  [***]. Tesla will use Commercially Reasonable Efforts not to interfere with Tenant’s use of the Premises during any such maintenance and repairs.

(b)

Tenant Responsibilities.  During the Lease Term and at its cost and expense, Tenant shall repair, replace, and maintain the Premises and every part thereof in good and tenantable condition, subject to reasonable wear and tear, including Tenant Improvements, air handling units in the dry room area(s) in the Premises, and all of Tenant’s signs; provided, however, that (i) the foregoing excludes the structural aspects of exterior walls, roof, structural portions of the Premises and structural floor, and (ii) Tesla shall conduct maintenance and repairs as contemplated in Section 1.4(a) above.  Tenant shall complete all maintenance and repair for which it is responsible in a professional and workmanlike manner, with reasonable quality materials and in compliance with applicable Laws and insurance requirements.  Tenant shall deposit all trash in a covered trash container.  Tenant waives the benefits of any current or future Law giving Tenant any rights or remedies as a result of the physical condition of the Premises and any and all rights to make repairs at Tesla’s expense or to terminate this Lease, except as expressly provided herein.

1.5Signs.  Tenant may, at its cost, place its standard signs within the Premises, subject to applicable Laws and Tesla Policies.  At the end of the Lease Term, Tenant will remove its signs and spot repair, paint, and/or replace the Factory walls or surfaces to which its signs are attached.  Tenant shall not place any other signs on or in the Factory (other than the Premises) or any other portion of the Land without Tesla’s express, prior written consent.

1.6Quiet Enjoyment.  For so long as Tenant is not in default under this Lease beyond any applicable cure period, Tenant will have, subject to the terms of this Lease, peaceful and quiet enjoyment of the Premises.

1.7Tenant Personnel.  Section 11.2 (Seller Personnel) of the General Terms is hereby incorporated by reference into, and forms an integral part of, this Lease, provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease and such provision shall be deemed to include, for purposes of this Lease, any and all visitors, employees, directors, officers, agents, servants, contractors, subcontractors and/or subtenants of Tenant or any Tenant Affiliate (collectively “Tenant Personnel”) when they are at the Factory, and assignees, and/or successors of Tenant; provided, however, that: (a) Tenant shall not be obligated to comply with Section 11.2(a)(i) (legal right to work) for visitors who do not perform any work when they visit at the Factory; and (b) Tenant shall not be obligated to comply with Section 11.2(b) (background checks) of the General Terms for visitors who do not perform any work when they visit at the Factory or for any employees, directors, or officers of a Tenant Affiliate.  Tenant shall require all Tenant Personnel who enter the Factory to agree in writing to maintain confidentiality of Tesla’s Confidential Information under terms no less protective than the terms of the NDA.

1.8Insurance.

(a)

General.  The Parties each agree that insurance policies obtained pursuant to this Section shall: (i) be held with one or more insurance companies rated A or better and having a financial size category of VII or larger (both as determined by A.M. Best & Company), and licensed to do business in Storey County, Nevada; (ii) be primary and not contributory with any liability coverage held by the other Party or any Affiliate of the other Party; (iii) provide for severability of interests; and (iv) to the extent possible, provide for a waiver of subrogation.  Each Party shall provide the other with certificates of insurance and copies of insurance policies upon request by the other Party. Each Party will use Commercially Reasonable Efforts to give the other Party at least [***] days’ prior written notice of any restrictive

Factory Lease	Page 4 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

change, non-renewal or cancellation of any policy obtained pursuant to this Section.  Each Party will be responsible for all deductibles and retentions with regard to their respective insurance policies.

(b)

Landlord Insurance.  During the Lease Term, Landlord shall obtain and maintain at its cost the following types and amounts of insurance coverage.  Landlord may insure the Premises through a blanket policy and, if Landlord does so, Landlord will allocate a reasonable portion of the premium to the Premises based on the insurer’s cost calculations.  Further, subject to applicable Laws, Landlord may self-insure any of the foregoing insurance requirements.

(i)	“special form” Property Insurance insuring the Factory and improvements to the Factory (including the Premises, but excluding Tenant’s Property and Tenant Improvements) at full replacement cost;
(ii)	Commercial General Liability in an amount of $5 million per occurrence covering the Common Areas of the Factory (but expressly excluding the Premises); and
(iii)	Worker’s Compensation & Employers’ Liability in an amount equal to the greater of $1 million per person and accident or the amount(s) required by applicable Laws of the State of Nevada.
(c)

Tenant Insurance.  During the Lease Term, Tenant (i) shall obtain and maintain at its cost the types and amounts of insurance that are required by applicable Law or reasonably required by Landlord’s insurance provider(s), and (ii) may obtain and maintain, in its sole discretion and at its sole cost and expense, the following types and amounts of insurance coverage.

(i)	“special form” Property Insurance covering Tenant’s Property and Tenant Improvements, at full replacement cost;
(ii)	Commercial General Liability in an amount of [***] covering the Premises, [***];
(iii)	Worker’s Compensation & Employers’ Liability with respect to Tenant Personnel in an amount equal to [***] or the amount(s) [***]; and
(iv)	Automobile Liability covering hired, owned and non-owned vehicles using standard ISO Business Auto policy or similar form, in an amount of [***].

2.Tesla Responsibilities

2.1Section 2.4 (Tesla Responsibilities) of the General Terms is incorporated by reference into, and forms an integral part of, this Lease, provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.

2.2As a Tesla Responsibility, Tesla shall: (a) maintain the Land; (b) construct the Factory; and (c) procure items for the Premises and/or the Purpose as may be agreed in writing by the Parties.

3.[***]

4.Representations and Warranties.

4.1General.  Each Party represents and warrants that it (and its Affiliates to the extent applicable): (a) will perform all of its obligations under this Lease in a professional and workmanlike manner, consistent with industry standards and in accordance with all of the terms of this Lease; and (b) has the right and ability to enter into, perform the obligations under and agree to the covenants contained in this Lease.  Tenant further represents that: (c) each obligation of any Tenant entity under this Lease is binding on all Tenant entities which are Parties to this Lease as if each such Tenant entity had agreed to the obligation.  Tesla further represents that: (d) each obligation of any Tesla entity under this Lease is binding on all Tesla entities which are Parties to this Lease as if each such Tesla entity had agreed to the obligation.

Factory Lease	Page 5 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

4.2Compliance with Laws and Tesla Policies.

(a)

Tenant will, at its cost and expense, obtain all necessary regulatory approvals, licenses, and permits (collectively, “Permits”) applicable to its business and comply with all Laws and Factory Requirements applicable to its business or the performance of its obligations under this Lease, the General Terms, and/or the Contract Documents, as such Laws and/or Factory Requirements may be revised from time to time; provided, however, that the Parties shall consult in good faith and reasonably cooperate to obtain the Permits required for Tenant’s business operations at the Premises.  The foregoing includes all Laws pertaining to any of the following: (i) occupational safety and health; (ii) protection of persons and property from death, injury or damage; (iii) the environment, including all applicable Environmental Requirements; (iv) the use, handling, storage, labeling and disposal of toxic or Hazardous Materials; (v) labor and employment, including equal employment opportunity; (vi) tax; (vii) workmen’s compensation and unemployment insurance, (viii) money laundering, anti-terrorism, trade embargos, and economic sanctions; (ix) anti-bribery and anti-corruption; and (x) to the extent relevant to Tenant’s obligations, Laws with respect to data privacy, data protection, and consumer privacy.  Tenant will, if reasonably requested by Tesla, submit to Tesla evidence of such compliance.  Each Party will also provide the other Party with all information reasonably required in order for the other Party to comply with Laws applicable to it.

(b)

Tesla will, at its cost and expense, comply with all Laws applicable to the performance of its obligations under this Lease, as such Laws may be revised from time to time, in any of the following areas: (i) occupational safety and health; (ii) protection of persons and property from death, injury or damage; (iii) the environment, including all applicable Environmental Requirements; and (iv) the use, handling, storage, labeling and disposal of toxic or Hazardous Materials.

(c)

To the extent not prohibited by Law, each Party will promptly notify the other Party in writing of any investigation or inquiry by a governmental authority into whether such Party (or any of its Personnel) is charged with failing to comply with any Laws that may or will impact its performance under this Lease.

(d)

Tenant will comply with any Tesla policies, standards, rules, and procedures (collectively, “Tesla Policies”) applicable to performance of Tenant’s obligations under this Lease and/or to the Factory which are disclosed to Tenant in writing and approved by Tenant, as such Tesla Policies may be revised from time to time subject to Tenant’s approval, and Tenant shall not unreasonably withhold, condition, or delay its approval for any such Tesla Policy or any changes thereto.  Without limiting the foregoing, Tenant shall also cause Tenant Personnel to sign Tesla’s Visitor Safety and Non-Disclosure Agreement when entering the Factory.

4.3Debarment.  Section 6.4 (Debarment) of the General Terms is incorporated by reference into, and forms an integral part of, this Lease, provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.

4.4Disclaimer.  The warranties set forth herein are exclusive and are in lieu of all other warranties with respect to this Lease, The Premises, the Factory, and/or the Land, whether arising from a course of dealing, course of performance or trade usage, or whether oral, written, express, implied or statutory, all of which are hereby waived by Tesla and Tenant.

5.Indemnification.

5.1Indemnification by Tenant.  Notwithstanding Section 12.1(d) of the General Terms, to the extent permitted by Law but subject to Section 5.3 (Procedure; Limitations), Tenant agrees to indemnify, defend and hold harmless Tesla, its Affiliates, and their respective directors, officers, employers and agents (collectively, “Tesla Indemnitees”) from and against any and all costs, fees, penalties, expenses, third-party damages, reasonable attorneys' fees and all other liabilities to any third party whatsoever (“Losses”), arising out of any

Factory Lease	Page 6 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Claim against any Tesla Indemnitee which arises from or relates to any actual or alleged: (a) personal injury (including death) or property damage to the extent caused by the negligence or willful misconduct of Tenant, any Tenant Personnel, or any of Tenant’s visitors, licensees, employees, directors, officers, agents, servants, contractors and/or subcontractors in connection with this Lease; (b) breach of a Tenant obligation under this Lease with respect to, or violation of, one or more Environmental Requirements for which Tenant is responsible under this Lease; (c) challenge (for example, through a lien or similar impairment) to Tesla's right, title and interest in the Premises, Factory, Land, Goods, or Tesla Property, or right to possession of any of the foregoing, in each case brought by any third party supplier to Tenant or any Tenant Personnel, including toolmakers, subcontractors, and lending institutions; or (d) Claims as contemplated in Section 13.4 (Brokers).

5.2Indemnification by Tesla.  Notwithstanding the provisions of Section 12.1(d) of the General Terms, to the extent permitted by Law but subject to Section 5.3 (Procedure; Limitations), Tesla agrees to indemnify, defend and hold harmless Tenant, its Affiliates, and their respective directors, officers, employers and agents (collectively, “Tenant Indemnitees”) from and against any and all Losses arising out of any Claim against any Tenant Indemnitee which arises from or relates to any actual or alleged: (a) personal injury (including death) or property damage to the extent caused by the negligence or willful misconduct of Tesla or any of Tesla’s visitors, licensees, employees, directors, officers, agents, servants, contractors and/or subcontractors in connection with this Lease; (b) breach of a Tesla obligation under this Lease with respect to, or violation of, one or more Environmental Requirements for which Tesla is responsible under this Lease; (c) challenge to Tenant’s sole right, title and interest in materials, work-in-process, Goods or Tenant’s Property, or right to possession of any of the foregoing, in each case brought by any third party supplier to Tesla or agent to Tesla, including toolmakers, subcontractors, and lending institutions; or (d) Claims as contemplated in Section 13.4 (Brokers).

5.3Procedure; Limitations.  Sections 7.3 (Procedure) and 7.4 (Limitations) of the General Terms are incorporated by reference into, and form an integral part of, this Lease, provided that such provisions shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.

6.Casualty.  If all or substantially all of the Factory or the Premises are damaged, or a part of the Factory is damaged so that the operation of Tenant at the Premises is adversely affected by a fire or other casualty (a “Casualty Event”), Tesla will notify Tenant promptly in writing of the occurrence of the Casualty Event, and will use Commercially Reasonable Efforts to give the notice within [***] days, which notice shall include an estimate as to the amount of time to restore the Premises (such notice is the “Casualty Notice”).  In case of the occurrence of a Casualty Event, the Parties shall discuss in good faith regarding the restoration of the Factory or the Premises, and Tesla shall use Commercially Reasonable Efforts to restore them as soon as practicable but in any event within [***]; provided, however, that, if Tesla reasonably determines after such good-faith discussion with Tenant that it cannot restore the Premises or such damaged portion of the Factory within a period of [***], then the Casualty Event will be deemed to be a Force Majeure Event and either Party may terminate this Lease upon written notice, provided that such Party was not grossly negligent in causing or failing to prevent the Casualty Event.  If neither Party exercises the foregoing termination right, or less than all or substantial all of the Premises are damaged by a Casualty Event, then Tesla will, as a Tesla Responsibility, use Commercially Reasonable Efforts to restore the Premises and/or such damaged portion of the Factory in a commercially reasonable period of time if and to the extent that Tesla deems it is commercially reasonable and feasible to do so.  [***] while Tesla restores the Premises and/or such damaged portion of the Factory adversely affecting Tenant’s operation (and for any additional period reasonably required for Tenant’s restoration of any improvements or equipment installed by Tenant and time reasonably required for Tenant to be fully operational at the Premises) in the proportion which the area of the Premises, if any, affected by the casualty or related restoration work bears to the total area of the Premises.

7.Condemnation.  Tesla will promptly notify Tenant of any threatened Taking known to Tesla and will allow Tenant to participate in any negotiations with public authorities. If all or substantially all of the Premises is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu of any condemnation (collectively, a “Taking” or “Taken”), or if any part

Factory Lease	Page 7 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

of the Premises, the Factory, or the Land is Taken and the partial Taking would prevent or materially interfere with Tenant’s access to or use of the Premises, then Tenant may, at its option, terminate this Lease by giving written notice to Tesla.  Such termination will be effective as of the effective date of the Taking and will be deemed to be a termination due to a Force Majeure Event by either Party under the General Terms and this Lease. If part of the Premises is Taken and Tenant does not terminate the Lease, (a) Tesla will, as a Tesla Responsibility, restore the Premises within a commercially reasonable period of time, and (b) [***].  If any Taking occurs, then Tesla will be entitled to the entire award for the Premises but Tesla shall have no right to any award for the value of Tenant’s Property, Tenant Improvements, and/or Tenant’s moving costs.  Tenant may separately pursue a claim against the condemning authority in connection with a Taking for the value of Tenant’s property, moving costs, loss of business, and other claims it may have.

8.Subordination, Estoppel Certificates and Liens.

8.1Mortgages.  At Tesla’s written request, Tenant will subordinate this Lease and Tenant’s interest and rights under this Lease to any existing or future deed of trust, security deed, mortgage, security assignments and any other similar encumbrances (each, a “Mortgage”), provided that the holder of the Mortgage has executed, acknowledged and delivered to Tenant a commercially reasonable Subordination, Attornment and Non-Disturbance Agreement that provides that:  (a) Tenant’s possession of the Premises and other rights under the Lease will not be disturbed in any proceeding to foreclose the Mortgage or in any other action instituted in connection with such Mortgage, (b) Tenant will not be named as a defendant in any foreclosure action or proceeding which may be instituted by the holder of such Mortgage, and (c) if the holder of the Mortgage or any other person acquires title to the Premises through foreclosure or otherwise, the Lease will continue in full force and effect as a direct lease between Tenant and the new owner, and the new owner will assume and perform Tesla’s obligations under this Lease.  The holder of any Mortgage may, at any time, subordinate its Mortgage to this Lease, without Tenant’s consent, by giving written notice to Tenant.

8.2Estoppel Certificates. Tenant shall, within [***] days of Tesla’s request, execute and deliver to Tesla estoppel certificates(s) to: (a) certify that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which [***], if any; (b) acknowledge that there are not, to Tenant’s knowledge, any uncured defaults on the part of Tesla hereunder, or stating the nature of defaults if such exist; and (c) evidence the status of this Lease.  If Tenant fails to timely respond to a request for an estoppel certificate, Tesla may deliver an additional request accompanied by a second copy of the same estoppel certificate.  If Tenant does not respond within [***] Business Days after such second request, Tenant will be deemed to have agreed to all matters set forth in good faith in the estoppel certificate, except to the extent that Tesla has actual knowledge to the contrary.

8.3Mechanic’s Liens.  Tenant will not allow any person working on behalf of either Tenant or any Tenant Personnel to place any lien or similar impairment on the Land, Factory, or Premises.

9.Environmental Requirements.

9.1Responsibilities Matrix.  Unless expressly provided otherwise in the Responsibilities Matrix, Tenant shall install, operate, and maintain the Tenant Utilities in full compliance with all applicable Environmental Requirements and Tesla will have such responsibility with respect to the Factory Utilities.

9.2Tesla Obligations.  Tesla will, as a Tesla Responsibility and during the Lease Term: (a) cause the Land and Factory to comply with all Environmental Requirements, except (i) to the extent of Tenant’s obligations under Section 9.3, or (ii) to the extent that non-compliance with an Environmental Requirement is or was caused by Tenant, any Tenant Personnel, or any of Tenant’s visitors, licensees, employees, directors, officers, agents, servants, contractors and/or subcontractors; (b) be responsible for (i) coordination and arrangements with Tenant and all other entities located at the Land and permitted by Tesla, if any, for compliance with all Environmental Requirements with respect to the entire site, and (ii) any and all filings and permits with respect to the entire site

Factory Lease	Page 8 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

as required under any Environmental Requirements, and Tesla will discuss in good faith such filings as related to Tenant’s operations in the Premises.

9.3Tenant Obligations.

(a)

Tenant shall not transport, store, use, generate, manufacture, or release any Hazardous Materials in or about the Premises, Land, or Factory, nor shall Tenant permit any Tenant Personnel to do any of the foregoing, except if and to the extent such activity is: (i) related to the Purpose; (ii) in compliance with all Environmental Requirements; and (iii) notified in advance in writing by Tenant.  Further, except as expressly provided otherwise in the Responsibilities Matrix, Tenant shall cause the Premises (as distinct from the Factory and Land) to comply with all Environmental Requirements during the Lease Term, including as applicable by conducting remediation, cleanup and repairs as required by applicable Law and/or any Environmental Requirements; provided, however, that Tesla shall conduct such remediation, cleanup and repairs at its expense if and to the extent that the non-compliance with one or more Environmental Requirements was caused by Tesla or any of Tesla’s visitors, licensees, employees, directors, officers, agents, servants, contractors and/or subcontractors. Further, Tenant shall conduct remediation, cleanup and repairs with respect to the Land and Factory if and to the extent that the non-compliance with one or more Environmental Requirements was caused by Tenant, any Tenant Personnel, or any of Tenant’s visitors, licensees, employees, directors, officers, agents, servants, contractors and/or subcontractors.

(b)

Tenant shall provide all information that is requested by Tesla in connection with, and required for, Tesla’s performance of its obligations under Section 9.2 above, and access to the Premises and Tenant’s records as required to confirm and evaluate the accuracy and thoroughness of such information.  Tenant shall not contest any findings or remediation (proposed or required) identified in a filing by Tesla in connection with any Environmental Requirements applicable to the site.  Tesla will use Commercially Reasonable Efforts to discuss in good-faith with Tenant any such findings or remediation, but only to the extent that (i) the finding(s) and/or remediation pertain to the Premises, and (ii) such discussion will not, in Tesla’s sole but reasonable determination, result in a breach of confidentiality or waiver of applicable privilege.

9.4Pre-Existing Issues.  Notwithstanding anything to the contrary herein or in the General Terms, Tenant shall not be liable for any non-compliance with any Environmental Requirements or any other environmental issue which existed in the Land, Factory and/or Premises before the Commencement Date and was not caused by Tenant.

10.Liability.

10.1Limitations of Liability and Exclusions.  Section 12.1 (Limitations of Liability and Exclusions) of the General Terms is incorporated by reference into, and forms an integral part of, this Lease, provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.  The foregoing provision governs each Party’s liability pursuant to this Lease; provided, however, that the following shall also be deemed to be direct damages for purposes of this Lease:

(a)

actual and reasonable damages and liability incurred by a Party with respect to environmental conditions or issues (including actual and reasonable costs of remediation, if applicable), either (a) to the extent caused by the other Party and/or (b) to the extent such conditions or issues are the legal responsibility of the other Party; the foregoing includes, without limitation, any and all losses, fines, penalties, liabilities, damages (including punitive damages), remedial costs and expenses (including investigation, remediation, removal, repair, corrective action, and/or cleanup expenses), and costs (including actual and reasonable attorneys’ fees, consultant fees and/or expert witness fees) suffered or incurred by a Party arising from any of the following to the extent caused by acts or omissions of the other Party or any employee or agent thereof: (i) the presence of any Hazardous Materials in, under, on or from the

Factory Lease	Page 9 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Premises, Factory, and/or Land (e.g. in connection with any spills or the transfer of chemicals from a tanker to storage for use in production activities at the Factory); or (ii) failure to comply with any applicable Environmental Requirement;

(b)	if Tesla terminates for Tenant’s Lease Default, the [***];
(c)

if Tesla terminates for Tenant’s Lease Default, the actual and reasonable costs and expenses to Tesla of soliciting new tenants during [***], including any costs and expenses for re-fixturing, alterations and other costs in connection with the Premises for any reasonable or necessary alterations to bring the Premises back to the condition as of the Commencement Date subject to reasonable wear and tear;

10.2Force Majeure.  Section 12.2 (Force Majeure) of the General Terms is incorporated by reference into, and forms an integral part of, this Lease, provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.

11.Term and Termination.

11.1Term.  The term of this Lease (the “Lease Term”) will begin on the Effective Date and end on [***] (the “Expiration Date”).

11.2Termination, Generally.  This Lease may only be terminated as provided in this Section 11 (Term and Termination).  Termination by a Party will be without prejudice to any other rights and remedies available to a Party.  Neither Party will be obliged to pay any termination charges or demobilization fees to the other Party in connection with any termination of this Lease, except as may be expressly set forth in this Lease.

11.3Termination.

(a)

Subject to Sections 2.1 (Tesla Responsibilities) above, the Party who is not in Lease Default may terminate this Lease as follows: (i) if the other Party breaches a material obligation under the Lease and fails to cure the breach within [***] days after receipt of notice of such breach expressly stating the non-breaching Party’s intent to terminate (“Notice of Termination”) or, if the breach cannot reasonably be cured within such [***]-day period, [***] days after receipt of Notice of Termination provided the Party in Lease Default commences and diligently pursues a cure within the [***]-day period; (ii) if the other Party becomes a debtor in a bankruptcy, insolvency, receivership, or similar proceeding commenced by a third party that is not dismissed within a reasonable time after commencement; or (iii) immediately upon Notice of Termination in the event of an incurable material breach, including (A) a Party’s repudiation of this Lease, (B) in case of Section 4.3 (Debarment), or (C) if the other Party makes an assignment for the benefit of creditors in violation of this Lease or voluntarily institutes proceedings in bankruptcy or insolvency.  Each of the foregoing types of breach shall be deemed to be a “Lease Default.”  The Party that issues the Notice of Termination may approve a longer cure period with respect to any Lease Default in its sole discretion.  For purposes of this subsection, each of the following will be deemed to be a material breach of this Lease: (x) Tenant’s abandonment of the Premises; (y) [***]; and (z) either Party’s assignment, encumbrance or subletting in violation of the provisions hereof.

(b)	The Parties may also terminate this Lease: (i) as provided in Section 10.2 (Force Majeure); (ii) as provided in Section 6 (Casualty); (iii) as provided in Section 7 (Condemnation); or (iv) [***].
(c)	Tenant may terminate this Lease pursuant to Section 11.1 of the General Terms.
(d)	Subject to Section 11.3 (Extension of Lease) of the General Terms, this Lease shall also automatically terminate [***].

11.4Obligations Upon Termination or Expiration.

(a)

Immediately upon the date of expiration or termination of the Lease and in addition to any actions or payments expressly required hereunder but subject to Section 11.3 (Extension of Lease) of the General

Factory Lease	Page 10 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Terms, Tenant shall vacate and deliver to Tesla possession of the Premises (i) free and clear of all liens, charges, or encumbrances thereon resulting from any act or omission on Tenant’s part, (ii) free and clear of all violations of applicable Laws excluding any violation for which Tenant is not responsible, including any violation of the Environmental Requirements which existed prior to the Commencement Date, (iii) broom clean, in good condition, normal wear and tear excepted, free of all toxic or Hazardous Materials and waste materials of any nature brought onto the Premises or caused by Tenant or for which Tenant is otherwise responsible, but excluding any of them for which Tenant is not responsible, and (iv) having removed all Tenant Improvements so that the Premises are in substantially the same condition as they are in at Commencement Date and/or Production Date or when installed, if later, normal wear and tear excepted.

(b)

Prior to such delivery but subject to Section 11.3 (Extension of Lease) of the General Terms, Tenant shall remove all Tenant’s Property and Tenant Improvements that Tenant has the right to remove or is obligated to remove under this Lease and shall repair all damage caused by and perform all restoration made necessary by the removal of any Tenant Improvements or Tenant’s Property normal wear and tear excepted.  If and to the extent that Tenant does not comply with the foregoing when it surrenders the Premises, (i) Tesla may elect to retain or dispose of Tenant Improvements and dispose of Tenant’s Property in any manner, and (ii) Tenant shall reimburse Tesla upon demand for Tesla’s costs for storing, removing, and disposing of any Tenant Improvements or Tenant’s Property.

11.5Holding Over.

(a)

If Tenant remains in possession of the Premises after the effective date of termination or after expiration of the Lease Term (and provided that the Preparation Period has expired), unless otherwise provided in Section 11.3 (Extension of Lease) of the General Terms (the “Holding Over”), such possession by Tenant shall be deemed to be a month-to-month tenancy which is subject to termination by either Party by providing [***] days’ prior written notice to the other Party.  All provisions of this Lease, except those pertaining to Lease Term and option to extend, shall apply to such month-to-month tenancy, unless otherwise provided in Section 11.3 (Extension of Lease) of the General Terms; provided that [***] in case of expiration or termination of this Lease or the General Terms for any reason other than as set forth in subparagraph (i) above.

(b)

If the Holding Over continues more than [***] days, then Tenant will be liable to Tesla for the rental revenue lost by Tesla as a result of the holdover (other than as a result of a termination of any executed lease for any portion of the Premises) and for any amounts Tesla is required to pay to any new tenant (whether in the form of rent abatement, monetary damages, or otherwise) as a result of the holdover.  If Tenant wishes to extend its occupation of the Premises after the effective date of expiration or termination of this Lease, Tenant may request an extension in writing and Tesla will discuss such extension with Tenant in good faith but Tesla shall have no obligation to grant an extension.

(c)

If the Holding Over continues more than [***] days, then upon [***] day prior written notice to Tenant: (A) Tesla shall have an unconditional right of entry to the Premises and may use such reasonable force as it may deem necessary for the purpose of gaining admittance to and retaking possession of the Premises without any liability in trespass; (B) Tesla may expel and remove Tenant, those claiming under Tenant, and their effects, as allowed by Law, without any liability in trespass; (C) if Tesla removes any Tenant’s Property from the Premises, Tesla may either store such property in a public warehouse or at a place selected by Tesla in the State of Nevada at Tenant’s expense or scrap or recycle such property in its sole discretion and use the resulting funds (if any) towards any indebtedness of Tenant to Tesla, in each case without any liability to Tenant other than to provide any remaining balance of proceeds from scrap or recycling to Tenant; (D) Tesla may remove any and all Tenant Improvements in the Premises at Tenant’s expense; and (E) Tenant hereby releases Tesla from all actions, proceedings, claims, and demands whatsoever for and in respect of Tesla’s exercise of any of the foregoing rights except in case

Factory Lease	Page 11 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

that such action, proceeding, claim and/or demand are raised based on Tesla’s intentional torts, willful misconduct or gross negligence.

12.Dispute Resolution.

12.1Governing Law.  This Lease will be interpreted and construed in accordance with the following substantive Laws and the Laws of the United States generally applicable therein, without regard to any provisions of choice of law rules that would result in a different outcome: (a) the Laws of California with respect to contract matters; and (b) the Laws of Nevada with respect to leasehold matters.  The UN Convention on Contracts for the International Sale of Goods will not apply to this Lease.

12.2Dispute Resolution.  In the event any disputes, differences or controversies arise between the Parties, out of or in relation to or in connection with the provisions of this Lease, the Parties shall thoroughly explore all possibilities for an amicable settlement.  Section 15.3 (Arbitration) of the General Terms is incorporated by reference into, and forms an integral part of, this Lease, provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.  Each Party agrees to continue performing its obligations under this Lease while a dispute is being resolved unless and until such obligations are terminated by the termination or expiration thereof.

13.Miscellaneous.

13.1Assignment and Subcontracting.

(a)

Without prior written consent of the other Party, neither Party may assign this Lease and Tenant may not sublet its rights hereunder, and any attempt to do so shall be void; provided, however, that: (i) each Party may, by a written notice but without requiring the other Party’s consent or meeting any other condition, add an Affiliate which operates in the Factory as a co-party to this Lease; and (ii) Tesla may, with Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, assign any or all of its rights, benefits or remedies to an Affiliate which assumes all of Tesla’s obligations hereunder.

(b)

Tenant may not subcontract any of its obligations under this Lease without Tesla’s prior written consent (such consent will not be unreasonably withheld, conditioned, or delayed by Tesla), and any attempt to do so shall be void.  If Tenant subcontracts any of its obligations under this Lease to a third party, Tenant will: (i) be solely responsible for payments to the subcontractor; (ii) include in its purchase order or any other contract with the subcontractor a waiver of subcontractor liens on the Premises and Factory to the maximum extent permitted by applicable Law; (iii) before permitting any subcontractor to use Tesla Property and/or access the Factory, obtain Tesla’s prior written consent, which shall not be unreasonably withheld, conditioned, or delayed by Tesla; and (iv) replace any subcontractor used by Tenant in connection with this Lease as reasonably requested by Tesla within a reasonable time after receipt of notice from Tesla and following a good faith discussion.  Tesla has no obligation with respect to any subcontractor of Tenant. Any subcontracting, assignment or delegation by Tenant does not relieve Tenant of any responsibility under this Lease, and Tenant remains responsible to the same extent as if the subcontracted, assigned or delegated responsibilities were retained by Tenant.  [***] shall not be deemed to be a waiver by Tesla of any provision hereof.  Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.  In the event of default by any assignee, subtenant or any other successor of Tenant under this Lease, in the performance of any of the terms hereof, Tesla may proceed directly against Tenant without the necessity of exhausting remedies against such assignee, subtenant or successor.  If and to the extent that Tesla unreasonably withholds, conditions or delays its consent to any proposed subcontractor, Tesla will be deemed to have failed to perform a Tesla Responsibility and Section 2.4(b) of the General Terms will apply.

Factory Lease	Page 12 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(c)

In the event of a Change of Control Event affecting a Party, the person or entity which acquires Control of the Party shall be subject to the terms and conditions of, and shall assume all of the acquired Party’s obligations under, this Lease.

(d)

If Tesla sells, transfers, assigns or otherwise disposes of any portion of the Land and Factory covered by this Lease and/or the Factory Utilities to a Tesla Affiliate or a third party, any such sale, transfer, assignment or disposal shall be subject to any and all of Tenant’s rights under this Lease.  Tesla shall first notify in writing to and discuss with Tenant in good faith if Tesla intends to sell, transfer, assign or otherwise dispose of any portion of the Land and Factory covered by this Lease and/or the Factory Utilities to any third party.

(e)	This Lease shall be binding upon the respective successors and permitted assigns of the Parties.

13.2Audit and Inspection.

(a)	Tenant will permit Tesla and its agents and representatives to enter the Premises if reasonably required for any of the following:
(i)	an emergency at any time;
(ii)	a law enforcement or government inspection at any time;
(iii)	employee health & safety (EHS);
(iv)	security;
(v)	audit (e.g., PPAP);
(vi)	evaluation of compliance with Environmental Requirements and/or for purposes of any Tesla filings or obligations under one or more Environmental Requirements;
(vii)	as separately approved in writing by Tenant following a good faith discussion with Tesla; and/or
(viii)	maintenance or repair of Tesla Property used by or for Tenant in the Premises.
(b)

Tesla and its authorized representatives shall have the right, from time to time with reasonable prior written notice and subject to the NDA and compliance with Tenant’s reasonable security procedures, to access the Premises as approved by Tenant (such approval will not be unreasonably withheld, conditioned, or delayed by Tenant) for any of the following purposes:  (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (ii) to do any necessary or appropriate maintenance and to make any restoration to the Premises or the Factory and other improvements in which the Premises are located that Tesla has under the Lease the right or obligation to perform; (iii) to serve, post, or keep posted any notices required or allowed under the provisions of this Lease; and/or (iv) to shore the foundations, footings, and walls of the Factory and to erect scaffolding and protective barricades around and about the Factory or Premises (but without preventing entry to the Premises), and to do any other act or thing necessary for the safety or preservation of the Premises or the building and the other improvements in which the Premises are located if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street.

(c)

Tenant will maintain records as required to demonstrate its compliance with the terms of this Lease.  Tesla and its representatives may audit Tenant’s records for the three-year period prior to the audit date using reasonable efforts not to interrupt Tenant’s operations in the Premises, to the extent needed to verify compliance with this Lease, and Tenant will make such records available to Tesla and its auditors for examination and copying upon their reasonable request; provided that Tenant is not obliged to make available any technical or engineering records, data and/or information which is confidential or proprietary to Tenant and which is owned or controlled by Tenant without the prior written agreement

Factory Lease	Page 13 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

between the Parties.  Each Party shall bear its own expenses in connection with any such audit.  Tesla shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Tesla’s entry on the Premises, nor shall any such entry constitute a constructive eviction or in any way affect Tenant’s obligations under this Lease or [***].

13.3Authority.  Each Party represents to the other that it has the full right and authority to bind itself without the consent or approval of any other person or entity and that it has full power, capacity, authority and legal right to execute and deliver this Lease and to perform all of its obligations hereunder.

13.4Brokers. Each Party represents and warrants that it has dealt with no broker, agent or other person in connection with this Lease, and agrees to indemnify and hold the other Party harmless from and against any claims by any broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with such Party with regard to this Lease.

13.5Confidentiality.  The Amended and Restated Non-Disclosure Agreement for Battery Factory by and between Tesla, Tenant, and Panasonic with an effective date of October 23, 2013(“NDA”) sets forth the Parties’ respective confidentiality obligations hereunder.  The NDA is hereby incorporated by reference in this Lease, and the terms and conditions of the NDA will continue in force during the Lease Term and thereafter during the Confidentiality Period (as defined in the NDA).

13.6Counterparts.  This Lease may be executed in counterparts, each of which shall be an original and together which shall constitute one and the same instrument.

13.7Covenant of Good Faith.  Each Party, in its respective dealings with the other Party under or in connection with this Lease, shall act in good faith and with fair dealing.

13.8Environmentally Friendly Practices.  In addition to complying with all Environmental Requirements, to the maximum extent practicable, each Party will use environmentally conscious materials and practices in connection with this Lease.

13.9Entire Agreement.  This Lease (including its accompanying addenda and exhibits, the recitals and Basic Information at the beginning hereof, and together with applicable provisions in the General Terms, the Pricing Agreement, and any documents incorporated or referenced in either of the foregoing) constitutes the entire agreement between the Parties with respect to its subject matter, and supersedes all prior oral or written representations or agreements by the Parties with respect thereto.  No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this Lease will be binding unless in writing and signed by Tesla and Tenant.

13.10Memorandum of Lease.  If requested by Tenant and during the Lease Term, Tesla will execute a memorandum of lease with respect to this Lease.  Tenant shall be responsible for recording such memorandum of lease at its expense if Tenant elects to do so.

13.11No Third Party Beneficiaries.  This Lease is entered into solely between Tesla and Tenant and, except for the Parties’ indemnification obligations hereunder, will not be deemed to create any rights in any third parties or to create any obligations of either Tesla or Tenant to any third parties.

13.12No Waiver.  The failure of either Party to enforce on a particular occasion any right or remedy provided in this Lease or by law or in equity will not be deemed a waiver of that right or remedy on a subsequent occasion or a waiver of any other right or remedy.

13.13Notices.  Section 16.1 (Notices) of the General Terms is hereby incorporated by reference into, and forms an integral part of, this Lease provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.  Copies of all notices to Tenant shall also be sent to Panasonic Corporation of North America, Two Riverfront Plaza, Newark, NJ 07102, Attn: General Counsel.

Factory Lease	Page 14 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

13.14Relationship of Parties.  The Parties are independent contractors under this Lease and no other relationship is intended, including a partnership, franchise, joint venture, agency, employer/employee, fiduciary, master/servant relationship, tenancy-in-common, joint tenancy, financing, or other special relationship, express or implied.  Neither Party shall act in a manner that expresses or implies a relationship other than that of independent contractor, nor bind the other Party.  Tesla and Tenant will treat this Lease (including its accompanying addenda and exhibits) as a lease in their separate books and records and in any reports to any third party.

13.15Rules of Interpretation.  Section 16.7 (Rules of Interpretation) of the General Terms is hereby incorporated by reference into, and forms an integral part of, this Lease provided that such provision shall be deemed amended and modified mutatis mutandi solely for purposes of applicability to this Lease.

13.16Severability.  If for any reason a court of competent jurisdiction finds any provision of this Lease to be unenforceable, that provision of this Lease will be enforced to the maximum extent permissible so as to implement the intent of the Parties, and the remainder of this Lease will continue in full force and effect.

13.17Survival.  Any provision of this Lease that contemplates or governs performance or observance subsequent to termination or expiration will survive the expiration or termination hereof for any reason.

13.18Time.  Time is of the essence as to the performance of each Party’s obligations under this Lease.

13.19Defined Terms.

(a)	“Business Day” means any day that is not a Saturday, Sunday, or federal holiday.
(b)	“CCR Rules” means all policies, procedures, rules and regulations applicable to the Factory and/or the Land (collectively, the “CCR Rules”).
(c)

"Common Areas" shall mean all areas of the Factory intended or designated by Tesla from time to time as for the common use or benefit of the tenants of the Factory and their employees, agents, and other invitees, including all parking areas, pedestrian walkways, driveways and access roads, entrances and exits, and landscaped areas.

(d)

“Environmental Requirements” means all applicable present and future Laws regulating or relating to human health, safety, or environmental conditions on, under, or about the Premises, Factory, Land, or the environment, including the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA); the Resource Conservation and Recovery Act; and all state and local counterparts.

(e)	“Factory Requirements” means, collectively, all CCR Rules and insurance requirements applicable to the Factory and/or the Land.
(f)	“Factory Systems” means, collectively, HVAC systems, fire suppression systems, lighting systems, electrical systems, plumbing systems, or other mechanical and building systems.
(g)	“Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic under any Environmental Requirements.
(h)

“Law(s)” means any statute, regulation, ordinance, rule, order, decree or governmental requirement enacted, promulgated or imposed by any governmental authority at any level (e.g., municipal, county, province, state or national).  For the avoidance of doubt, the term “Laws” includes any and all applicable Anti-Bribery Laws and Anti-Money Laundering Laws.

(i)	[***]
(j)	“Party” refers to either Tesla or Tenant and “Parties” refers collectively to Tesla and Tenant.
(k)	“Tenant’s Property” has the same meaning as the term Seller’s Property, as defined in Section 9.1 of the General Terms.

Factory Lease	Page 15 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

(l)

“Taxes” means, for purposes of this Lease, all real estate taxes, assessments and governmental charges.  Taxes do not include any estate taxes or inheritance taxes, transfer, gift or franchise taxes, or gross receipts taxes of Tesla, any “roll back” or similar taxes attributable to periods before the Commencement Date, or any federal, state or local income taxes, any tax in lieu of net income tax, any penalties or interest other than those attributable to Tenant’s failure to comply timely with its obligations under this Lease, nor any special assessments incurred as a result of the initial construction or subsequent enlargement of the Premises.

(m)	“Tesla Property” has the meaning set forth in Section 9.1 of the General Terms.
(n)	“Tesla Responsibility” (including its derivations) has the meaning set forth in Section 2.4 (Tesla Responsibilities) of the General Terms.
(o)	“Tesla-Supplied Items” means, collectively, the raw materials, components, supplies, and/or services to be provided by Tesla hereunder as a Tesla Responsibility.

Exhibits

Appendix A-1:  Legal Description of Land

Appendix A-2:  Site Plan for Premises

Appendix B:  Factory Utilities and Tenant Utilities

Factory Lease	Page 16 of 16

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix A-1:  Legal Description of Land

Overview Map of Land:

Legal Description of Land: attached.

Factory Lease	Appendix A-1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 5
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

SCHEDULE A

1.	Commitment Date: September 3, 2014 at 7:30 A.M.
2.	Policy or Policies to be issued: Amount
a.	ALTA 2006 Extended Coverage Owner Policy $To Be Determined

Proposed Insured:

Tesla Motors, Inc., a Delaware Corporation

3.	(A) The estate or interest in the land described in this Commitment is:

Fee as to Parcels 1, 3, 6, 9, 13 and 14

Easement as to Parcel 21

(B) Title to said estate or interest at the date hereof is vested in:

Tahoe-Reno Industrial Center, LLC, a Nevada limited liability company

4.	The land referred to in this Commitment is situated in the County of Storey, State of Nevada, and is described as follows:

PARCEL 1:

PARCEL 2009-6 OF RECORD OF SURVEY MAP NO. 111167, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 13, 2009, AS FILE NO. 111167, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATE WITHIN THE SOUTH ONE-HALF (1/2) OF SECTION 6, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA BEING A PORTION OF PARCEL 2008-87, AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, FILED IN THE OFFICE OF THE STOREY COUNTY RECORDER, JANUARY 15, 2009, FILE NO. 110530, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS SOUTH 83°34’52” WEST, 2553.29 FEET;

THENCE NORTH 52°49’21” EAST, 468.75 FEET TO THE NORTH LINE OF SAID PARCEL 2008-87;

THENCE, ALONG SAID NORTH LINE, SOUTH 37°10’39” EAST, 214.33 FEET;

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 6
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, ALONG A NON-TANGENT CURVE TO THE RIGHT, FROM A TANGENT WHICH BEARS SOUTH 26°31’44” EAST HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 10°38’55”, AND AN ARC LENGTH OF 269.49 FEET;

THENCE, LEAVING SAID NORTH LINE, SOUTH 52°49’21” WEST, 335.86 FEET;

THENCE NORTH 80°55’36” WEST, 156.06 FEET;

THENCE NORTH 37°10’39” WEST, 369.53 FEET TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 13, 2009, AS DOCUMENT NO. 111168 OF OFFICIAL RECORDS.

PARCEL 2:

INTENTIONALLY DELETED

PARCEL 3:

PARCEL 2009-5 OF RECORD OF SURVEY MAP NO. 111167, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON MAY 13, 2009, AS FILE NO. 111167, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATE WITHIN THE SOUTH ONE-HALF (1/2) OF SECTION 6, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA BEING A PORTION OF PARCEL 2008-87, AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, FILED IN THE OFFICE OF THE STOREY COUNTY RECORDER, JANUARY 15, 2009, FILE NO. 110530, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE SOUTHWEST CORNER OF SAID SECTION 6 BEARS SOUTH 83°34.52. WEST, 2553.29 FEET;

THENCE NORTH 37°10.39. WEST, 650.50 FEET;

THENCE NORTH 52°49.21. EAST, 468.75 FEET TO THE NORTH LINE OF SAID PARCEL 2008-87;

THENCE, ALONG SAID NORTH LINE, SOUTH 37°10.39. EAST, 650.50 FEET;

THENCE, LEAVING SAID NORTH LINE, SOUTH 52°49.21. WEST, 468.75 FEET TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED MAY 13, 2009, AS DOCUMENT NO. 111168 OF OFFICIAL RECORDS.

PARCEL 4:

INTENTIONALLY DELETED

PARCEL 5:

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 7
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

INTENTIONALLY DELETED

PARCEL 6:

PARCEL 2014-4 OF RECORD OF SURVEY MAP NO. 120562, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120562, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE NORTH ONE-HALF (1/2) OF SECTION TWELVE (12), TOWNSHIP 19 NORTH, RANGE 22 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2009-39 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2009, AS DOCUMENT NO. 112341, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA. MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF SAID PARCEL 2009-39, BEING THE NORTHEAST CORNER OF SAID SECTION TWELVE (12), THENCE, ALONG THE EAST LINE OF SAID PARCEL, SOUTH 00°56’57” WEST, 988.90 FEET;

THENCE, LEAVING SAID EAST LINE, SOUTH 89°54’15” WEST, 3358.63 FEET;

THENCE, SOUTH 71°09’26” WEST, 116.44 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 570.00 FEET, A CENTRAL ANGLE OF 35°24’30”, AND AN ARC LENGTH OF 352.26 FEET;

THENCE, SOUTH 35°44’56” WEST, 560.61 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 810.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 270.95 FEET;

THENCE, SOUTH 16°35’00” WEST, 20.98 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 870.00 FEET, A CENTRAL ANGLE OF 06°39’25”, AND AN ARC LENGTH OF 101.08 FEET, TO THE NORTH LINE OF EAST SYDNEY DRIVE, AS DESCRIBED PER DEDICATION DOCUMENT NO. 107605, OFFICIAL RECORDS OF STOREY COUNTY;

THENCE, ALONG SAID NORTH LINE, ALONG A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 90.00 FEET, A CENTRAL ANGLE OF 55°45’04”, WITH A RADIAL LINE IN OF SOUTH 01°30’00” WEST AND A RADIAL LINE OUT OF NORTH 54°15’04” WEST FOR AN ARC LENGTH OF 87.57 FEET, TO THE WEST LINE OF SAID EAST SYDNEY DRIVE;

THENCE, ALONG SAID WEST LINE OF EAST SYDNEY DRIVE, SOUTH 35°44’56” WEST, 114.04 FEET;

THENCE, LEAVING SAID WEST LINE OF EAST SYDNEY DRIVE, ALONG THE WEST LINE OF SAID PARCEL 2009-39, ALONG A NON-TANGENT CURVE TO THE LEFT, HAVING A TANGENT BEARING OF NORTH 35°44’56” EAST HAVING A RADIUS OF 810.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 270.95 FEET;

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 8
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, CONTINUING ALONG SAID WEST LINE OF PARCEL 2009-39, NORTH 16°35’00” EAST, 20.98 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 870.00 FEET, A CENTRAL ANGLE OF 19°09’56”, AND AN ARC LENGTH OF 291.02 FEET,

THENCE, NORTH 35°44’56” EAST, 560.61 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 630.00 FEET, A CENTRAL ANGLE OF 35°24’30”, AND AN ARC LENGTH OF 389.33 FEET;

THENCE, NORTH 71°09’26” EAST, 118.20 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 620.00 FEET, A CENTRAL ANGLE OF 23°29’47”, AND AN ARC LENGTH OF 254.26 FEET;

THENCE, NORTH 47°39’39” EAST, 417.70 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 620.00 FEET, A CENTRAL ANGLE OF 04°41’29”, AND AN ARC LENGTH OF 50.77 FEET;

THENCE, NORTH 42°58’10” EAST, 184.32 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 850.00 FEET, A CENTRAL ANGLE OF 36°27’03”, AND AN ARC LENGTH OF 540.76 FEET;

THENCE, NORTH 79°25’13” EAST, 484.95 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 850.00 FEET, A CENTRAL ANGLE OF 11°12’48”, AND AN ARC LENGTH OF 166.35 FEET;

THENCE, NORTH 00°38’01” EAST, 14.69 FEET, TO THE NORTH LINE OF SAID PARCEL 2009-39;

THENCE, ALONG SAID NORTH LINE, SOUTH 89°21’59” EAST, 1596.78 FEET, THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120563 OF OFFICIAL RECORDS.

PARCEL 7:

INTENTIONALLY DELETED

PARCEL 8:

INTENTIONALLY DELETED

PARCEL 9:

PARCEL 2014-9 OF RECORD OF SURVEY MAP NO. 120564, FILED IN THE OFFICE OF THE

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 9
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120564, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE EAST ONE-HALF (1/2) OF SECTION ONE (1), TOWNSHIP 19 NORTH, RANGE 22 EAST, AND PORTIONS OF SECTIONS SIX (6), AND THE NORTH ONE-HALF (1/2) OF SECTION SEVEN (7), TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2009-7 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, MAY 13, 2009, AS DOCUMENT NO, 111167, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID PARCEL 2009-7, BEING THE WEST ONE-QUARTER (1/4) CORNER OF SAID SECTION SEVEN (7), THENCE, ALONG THE WEST LINE OF SAID PARCEL,

BEGINNING AT A POINT ON THE SOUTHERLY LINE OF SAID PARCEL 2009-7, ALSO BEING THE SOUTHEAST CORNER OF SAID SECTION SEVEN (7);

THENCE, ALONG SAID SOUTHERLY LINE OF PARCEL 2009-7, NORTH 89°21’59” WEST, 1596.76 FEET;

THENCE, LEAVING SAID SOUTHERLY LINE, NORTH 00°38’01” EAST, 282.77 FEET;

THENCE NORTH 31°23’52” EAST, 2934.29 FEET;

THENCE, SOUTH 58°36’24” EAST, 672.98 FEET;

THENCE, NORTH 31°23’36” EAST, 512.57 FEET;

THENCE ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1340.00 FEET, A CENTRAL ANGLE OF 12°34’29”, WITH A RADIAL LINE IN OF SOUTH 31°23’36” WEST AND A RADIAL LINE OUT OF NORTH 43°58’05” EAST FOR AN ARC LENGTH OF 294.09 FEET;

THENCE, SOUTH 46°01’55” EAST, 1323.58 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 08°51’16”, AND AN ARC LENGTH OF 208.63 FEET;

THENCE, SOUTH 37°10’39” EAST, 691.35 FEET;

THENCE, SOUTH 52°49’21” WEST, 468.75 FEET;

THENCE, SOUTH 37°10’39” EAST, 1020.03 FEET;

THENCE, SOUTH 80°55’36” EAST, 156.06 FEET;

THENCE, NORTH 52°49’21” EAST, 335.86 FEET;

THENCE, ALONG A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 24°27’22”, WITH A RADIAL LINE IN OF SOUTH 63°28’16” WEST AND A

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 10
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

RADIAL LINE OUT OF NORTH 87°55’38” EAST FOR AN ARC LENGTH OF 618.92 FEET;

THENCE, ALONG A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1550.00 FEET, A CENTRAL ANGLE OF 32°44’13”, AND AN ARC LENGTH OF 885.62 FEET;

THENCE, SOUTH 34°48’36” EAST, 742.52 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 2550.00 FEET, A CENTRAL ANGLE OF 13°08’50”, AND AN ARC LENGTH OF 585.13 FEET;

THENCE, NORTH 89°39’48” WEST, 602.80 FEET;

THENCE, NORTH 59°18’09” WEST, 2571.38 FEET;

THENCE, SOUTH 89°54’15” WEST, 1622.76 FEET;

THENCE, NORTH 00°56’57” EAST, 988.90 FEET, TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120565 OF OFFICIAL RECORDS.

PARCEL 10:

INTENTIONALLY DELETED

PARCEL 11:

INTENTIONALLY DELETED

PARCEL 12:

INTENTIONALLY DELETED

PARCEL 13:

PARCEL 2014-13 OF RECORD OF SURVEY MAP NO. 120567, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120567, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN PORTIONS OF THE WEST ONE-HALF (1/2) OF SECTION FIVE (5), SECTION SIX (6), THE NORTHEAST ONE-QUARTER (1/4) OF SECTION SEVEN (7), AND THE NORTHWEST ONE-QUARTER (1/4) OF SECTION 8, TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING ALL OF PARCEL 2014-1 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, ON JUNE 30, 2014, AS DOCUMENT NO. 0120559.

BEING A PORTION OF PARCEL 2012-7 AS SHOWN ON THAT “RECORD OF SURVEY TO SUPPORT A BOUNDARY LINE ADJUSTMENT FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, OCTOBER 02, 2012, AS DOCUMENT NO. 117414, BEING ALL OF PARCELS 2012-11 AND 2012-12 AS SHOWN ON THAT “RECORD OF

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 11
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

SURVEY FOR TAHOE- RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER. DECEMBER 04, 2012, AS DOCUMENT NO. 117725, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA, AND BEING ALL OF PARCELS 2012-15 AND 2012-16, AND A PORTION OF PARCELS 2012- 14 AND 2012-17 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2012, AS DOCUMENT NO. 117727, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS;

BEGINNING AT THE NORTHWEST CORNER OF SAID PARCEL 2012-11, SAID POINT BEING ON THE SOUTH LINE OF MILAN DRIVE AS DESCRIBED IN DEDICATION DEED DOCUMENT NO. 110596, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA;

THENCE, ALONG SAID SOUTH LINE OF MILAN DRIVE AND ITS EXTENSION THEREOF, SOUTH 88°40’40” EAST, 1605.31 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 910.00 FEET, A CENTRAL ANGLE OF 30°56’06”, AND AN ARC LENGTH OF 491.33 FEET;

THENCE, NORTH 60°23’14” EAST, 317.00 FEET;

THENCE, LEAVING THE SOUTH LINE OF MILAN DRIVE, SOUTH 37°51’40” EAST, 5271.04 FEET;

THENCE, SOUTH O0°38’30” WEST, 2540.48 FEET;

THENCE, SOUTH 59°39’43” WEST, 2246.95 FEET;

THENCE, SOUTH 53°46’10” EAST, 580.76 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1150.00 FEET, A CENTRAL ANGLE OF 03°17’21”, WITH A RADIAL LINE IN OF SOUTH 36°13’50” WEST AND A RADIAL LINE OUT OF NORTH 39°31’11” EAST FOR AN ARC LENGTH OF 66.02 FEET, TO THE SOUTH LINE OF SAID PARCEL 2012-14, ALSO BEING THE SOUTH LINE OF SAID SECTION 8;

THENCE, CONTINUING ALONG SAID SOUTH LINE OF PARCEL 2012-14, NORTH 89°14’53” WEST, 163.12 FEET, TO THE WEST ONE-QUARTER (1/4) CORNER OF SAID SECTION 8;

THENCE, NORTH 89°39’48” WEST, 176.42 FEET;

THENCE, LEAVING THE SOUTH LINE OF SAID PARCEL 2012-14, ALONG ITS WESTERLY LINE, NORTH 53°46’10 “WEST, 370.99 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 2550.00 FEET, A CENTRAL ANGLE OF 18°57’34”, AND AN ARC LENGTH OF 843.81 FEET;

THENCE, NORTH 34°48’36” WEST, 742.52 FEET;

THENCE, ALONG A TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1550.00 FEET, A CENTRAL ANGLE OF 32°44’13”, AND AN ARC LENGTH OF 885.62 FEET;

THENCE, ALONG A REVERSE CURVE TO THE LEFT HAVING A RADIUS OF 1450.00 FEET, A CENTRAL ANGLE OF 35°06’16”, AND AN ARC LENGTH OF 888.40 FEET;

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 12
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

THENCE, NORTH 37°10’39” WEST, 1556.18 FEET, TO A POINT ON THE WESTERLY LINE OF SAID PARCEL 2012-7;

THENCE, ALONG SAID WESTERLY LINE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1350.00 FEET, A CENTRAL ANGLE OF 08°51’16”, AND AN ARC LENGTH OF 208.63 FEET;

THENCE, NORTH 46°01’55” WEST, 1323.58 FEET;

THENCE, ALONG A TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1340.00 FEET, A CENTRAL ANGLE OF 12°34’29”, AND AN ARC LENGTH OF 294.09 FEET;

THENCE, LEAVING SAID WESTERLY LINE OF PARCEL 2012-7, NORTH 31°23’36” EAST, 200.00 FEET, TO THE MOST WESTERLY CORNER OF SAID PARCEL 2012-12;

THENCE, ALONG THE WESTERLY LINE OF SAID PARCEL 2012-12, NORTH 88°42’42” EAST, 188.30 FEET, TO THE SOUTHWEST CORNER OF SAID PARCEL 2012-11;

THENCE, ALONG THE WEST LINE OF SAID PARCEL 2012-11, NORTH 01°19’20” EAST, 2228.00 FEET, TO THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120568 OF OFFICIAL RECORDS.

PARCEL 14:

PARCEL 2014-15 OF RECORD OF SURVEY MAP NO. 120567, FILED IN THE OFFICE OF THE COUNTY RECORDER OF STOREY COUNTY, STATE OF NEVADA ON JUNE 30, 2014, AS FILE NO. 120567, OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL THAT CERTAIN REAL PROPERTY SITUATED WITHIN A PORTION OF THE NORTHEAST ONE-QUARTER (1/4) OF SECTION SEVEN (7), TOWNSHIP 19 NORTH, RANGE 23 EAST, MOUNT DIABLO MERIDIAN, STOREY COUNTY, STATE OF NEVADA, BEING A PORTION OF PARCEL 2012-14 AS SHOWN ON THAT “RECORD OF SURVEY FOR TAHOE-RENO INDUSTRIAL CENTER, LLC”, RECORDED IN THE OFFICE OF THE STOREY COUNTY RECORDER, DECEMBER 04, 2012, AS DOCUMENT NO. 117727, OFFICIAL RECORDS OF STOREY COUNTY, NEVADA MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT, FROM WHICH POINT THE NORTHEAST CORNER OF SAID SECTION SEVEN BEARS NORTH 83°59’07” EAST, 1294.45 FEET;

THENCE, SOUTH 09°20’51” WEST, 100.00 FEET;

THENCE, NORTH 80°39’09” WEST, 80.00 FEET;

THENCE, NORTH 09°20’51” EAST, 100.00 FEET;

THENCE, SOUTH 80°39’09” EAST, 80.00 FEET, THE POINT OF BEGINNING.

THE ABOVE METES AND BOUNDS DESCRIPTION APPEARED PREVIOUSLY IN THAT CERTAIN

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Form No. 1068-2	Commitment No. 121-2466598
ALTA Plain Language Commitment	Page Number: 13
	Property Address:	005-091-17, 18, 29 & 34, 005-011-22 & 24 McCarran, NV

DOCUMENT RECORDED JUNE 30, 2014, AS DOCUMENT NO. 120568 OF OFFICIAL RECORDS.

PARCEL 15:

INTENTIONALLY DELETED

PARCEL 16:

INTENTIONALLY DELETED

PARCEL 17:

INTENTIONALLY DELETED

PARCEL 18:

INTENTIONALLY DELETED

PARCEL 19:

INTENTIONALLY DELETED

PARCEL 20:

INTENTIONALLY DELETED

PARCEL 21:

A NON-EXCLUSIVE EASEMENT FOR ACCESS AND UTILITIES AS SET FORTH IN DOCUMENT RECORDED MAY 13, 1999 AS DOCUMENT NO. 111166 OF OFFICIAL RECORDS.

First American Title Insurance Company

Addendum 2

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

Appendix A-2

[***]

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested by Tesla Motors, Inc.

APPENDIX B TO FACTORY LEASE:

Factory Utilities, Tenant Utilities, and Certain Factory Systems and Tenant Improvements

a.	Factory Utilities. Tesla is responsible for procuring the following as Factory Utilities:

[***]

b.	Certain Factory Systems. Tesla is responsible for procuring, installing, and maintaining the following Property:

[***]

c.	Tenant Utilities. Tenant is responsible for procuring the following as Tenant Utilities:

[***]

d.	Certain Tenant Improvements. Tenant is responsible for procuring and installing, but Tesla is responsible for maintaining, the following Property:

[***]

e.	Certain Tenant Improvements.Tenant is responsible for procuring, installing, and maintaining the following Property:

[***]

Appendix B to Gigafactory Lease	Page 1 of 1

[***] Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential Treatment has been requested with respect to the omitted portions.